                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): March 11, 2003



                            LYONDELL CHEMICAL COMPANY
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-10145                                      95-4160558
(Commission File Number)                  (I.R.S. Employer Identification No.)



1221 McKinney Street, Suite 700, Houston, Texas          77010
 (Address of principal executive offices)              (Zip Code)


                                 (713) 652-7200
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

     Lyondell Chemical Company hereby files its complete subsidiary list as of December 31, 2002 pursuant to Item 601 of Regulation S-K to replace in its entirety Exhibit 21, Subsidiaries of the Registrant filed on March 11, 2003 pursuant to the Company's Annual Report on Form 10-K for the year ended December 31, 2002. Due to a technical error, the Exhibit 21 subsidiary list filed on March 11, 2003 inadvertently omitted certain text.

     (c) Exhibits.

          21 Subsidiaries of the Registrant.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LYONDELL CHEMICAL COMPANY



                                       By: /s/ Kerry A. Galvin
                                          -----------------------------------
                                          Name:  Kerry A. Galvin
                                          Title: Senior Vice President, General
                                                 Counsel & Secretary

Date: March 14, 2003

                                INDEX TO EXHIBITS

Exhibit
Number            Description
------            -----------

21                Subsidiaries of the Registrant